UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

BLUE OWL CREDIT INCOME CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01369	85-1187564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement

On May 15, 2025 (the “Amendment Date”), Core Income Funding I LLC (“Core Income Funding I”), a subsidiary of Blue Owl Credit Income Corp. (the “Company”), entered into Amendment No. 3 (the “Amendment No. 2” and the facility as amended, the “Secured Credit Facility”), which amended that certain Credit Agreement, dated as of September 16, 2021 (as amended by Amendment No. 1 dated December 27, 2021 and Amendment No. 2 dated June 20, 2023), by and among Core Income Funding I, as borrower, the lenders from time to time parties thereto, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian and Alter Domus (US) LLC, as Document Custodian. Among other changes, Amendment No. 3 (i) replaced Alter Domus (US) LLC with State Street Bank and Trust Company as Document Custodian, (ii) extended the reinvestment period from September 16, 2025 to May 15, 2028, (iii) extended the stated maturity from September 16, 2033 to May 15, 2036, (iv) increased the Total Revolving Commitment under the Secured Credit Facility from $325 million to $450 million, (v) reduced the Total Term Commitment under the Secured Credit Facility from $200 million to $0, (vi) amended the Daily Rate from (2.00% x BSL Ratio) + (2.85% x (100%- BSL Ratio)) for each day of the applicable Interest Period to (1.50% x BSL Ratio) + (2.00% x (100%- BSL Ratio)) for each day of the applicable Interest Period, (vii) reduced the Cost of Funds Rate Cap and (viii) modified the Commitment Fee schedule.

Borrowings of Core Income Funding I are considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.

Item 2.03.	Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 3 to the Credit Agreement, dated as of May 15, 2025, by and among Core Income Funding I LLC, as Borrower, the Lenders from time to time parties thereto, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian, and successor Document Custodian, and Alter Domus (US) LLC as outgoing Document Custodian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE OWL CREDIT INCOME CORP.

Dated: May 20, 2025	By:	/s/ Jonathan Lamm
	Name:	Jonathan Lamm
	Title:	Chief Operating Officer and Chief Financial Officer